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                                                                   Exhibit 10.14


                  AMENDMENT NO. 4 TO LOAN DOCUMENTS AND WAIVER

                                    September 26, 2000



FOOTHILL CAPITAL CORPORATION
2450 Colorado Avenue
Suite 3000 West
Santa Monica, California 90404

Gentlemen:

         Foothill Capital Corporation, as agent ("Agent"), the financial institutions party to the Loan Agreement referred to herein (each, individually a "Lender" and collectively, "Lenders") and certain Subsidiaries of Anker Coal Group, Inc. (each, individually, a "Borrower" and collectively "Borrowers") have entered into certain financing arrangements as set forth in the Loan and Security Agreement, dated as of November 21, 1998, by and among Borrowers, Anker Coal Group, Inc., Lenders and Agent, as amended by Amendment No. 1 to Loan Documents, dated August 4, 1999, by and among Borrowers, Borrowers' Agent, Guarantors, Lenders and Agent and Amendment No. 2 to Loan Documents, dated August 27, 1999, by and among Borrowers, Borrowers' Agent, Guarantors, Lenders and Agent, and Amendment No. 3 to Loan Documents, dated as of October 1, 1999, by and among Borrowers, Borrowers' Agent, Guarantors, Lenders and Agent (as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), and all other Loan Documents referred to therein or at any time executed and/or delivered in connection therewith or related thereto. All capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement, unless other defined herein.

         Borrowers have requested that Lenders agree to (a) make to Borrowers, within the limits of the Maximum Revolving Amount, an Advance in the amount of $6,300,000 for the purpose and to be repaid on the terms and conditions set forth herein, extend the Termination Date and make various other amendments to the Loan Agreement, and waive certain Events of Default that have occurred and are continuing as of the date hereof, and Lenders are willing to agree to the foregoing on and subject to the terms and conditions contained in this Amendment No. 4 to Loan Documents (this "Amendment").


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         In consideration of the foregoing and the respective agreements and covenants herein, the parties hereto agree as follows:

         1. Existing Definitions. All capitalized terms used herein shall have the meanings given to them in the Loan Agreement, unless otherwise defined herein.

         2. Additional Definitions. As used herein, the following terms shall have the respective meanings given to them below and Section 1 of the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, each of the following definitions:

                           "(a) "Supplemental Term Loan" means the Advance made,
                  or to be made, by Lenders to Borrowers in the principal amount of $6,300,000 pursuant to, and payable by Borrowers in accordance with, Section 2.1(a) of the Loan Agreement."

                           "'Amendment No. 4' means Amendment No. 4 to Loan
                  Documents, dated as of September 26, 2000, executed by and among Borrowers, Borrowers' Agent, Guarantors, Agent and Lenders."

                           "'Amendment No. 4 Closing Date' means the date that
                  each of the conditions set forth in Section 17 of Amendment No. 4 have been satisfied in full in a manner satisfactory to Agent."

                           "'Supplemental Term Loan Repayment Date' means
                  January 1, 2004."

         3. Amendments to Definitions. A. The definition of "Availability" set forth in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                  ""Availability" means, as to each Borrower, at any time, the amount that such Borrower is entitled to borrow as Advances under Section 2.1, such amount being the difference derived when (a) the sum of the principal amount of Advances (including Agent Advances and Foothill Loans, but expressly excluding the Supplemental Term Loan) then outstanding to such Borrower (including any amounts that the Lender Group may have paid for the account of such Borrower pursuant to any of the Loan Documents and that have not been reimbursed by such Borrower) is subtracted from (b) the lesser of (i) the Maximum Revolving Amount, less the aggregate principal amount of Advances (including Agent Advances and Foothill Loans, but expressly excluding the Supplemental Term Loan) then outstanding to all other Borrowers, less the then outstanding Letter of




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                  Credit Usage of all Borrowers, or (ii) the Borrowing Base for
                  such Borrower less the Letter of Credit Usage for such Borrower."

                  (a) Subsection (i) of the definition of "Eligible Accounts" set forth in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                           "(i) Accounts (i) owing by an Affiliate of AES
                  Corporation evidencing total obligations collectively owing to Borrowers by such Account Debtors in excess of 25% of all Eligible Accounts, (ii) owing by AK Steel Corporation evidencing total obligations collectively owing to Borrowers by such Account Debtors in excess of 25% of all Eligible Accounts, (iii) owing by Potomac Electric Power Company evidencing total obligations collectively owing to Borrowers by such Account Debtor in excess of 45% of all Eligible Accounts, and (iv) with respect to all other Account Debtors, Accounts owing by such Account Debtors evidencing total obligations owing to Borrowers in excess of 10% of all Eligible Accounts, in all cases to the extent of the obligations owing by such Account Debtors in excess of such applicable percentages;

                  (b) The definition of "Permitted Disposition" set forth in
Section 1.1 of the Loan Agreement is hereby amended by deleting clause (b)(ii) in its entirety and substituting the following therefor:

                           "(b)(ii) $1,800,000 in the aggregate from and after
                  the first anniversary of the Closing Date through and including December 31, 2000, (iii) $750,000 in the aggregate from and after January 1, 2001 through and including December 31, 2001, and (iv) $500,000 in the aggregate for each calendar year thereafter during the term of this Agreement," ; and

                  (c) Schedule R-2 presently attached to the Loan Agreement is hereby deleted in its entirety and Schedule R-2 attached to this Amendment is hereby substituted therefor.

         4. Supplemental Term Loan. Section 2.1(a) of the Loan Agreement is hereby amended as follows:

                  (a) The following sentences are hereby inserted in Section 2.1(a) immediately after clause (z) of the definition of Borrowing Base:



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                           "In addition to Advances requested by Borrowers
                  pursuant to Section 2.1(c), each Lender agrees to make to Borrowers' Agent, on behalf of Borrowers, on the Amendment No. 4 Closing Date, such Lender's Pro Rata Share of the Supplemental Term Loan. Notwithstanding anything to the contrary contained in the Loan Agreement or in any of the other Loan Documents, the Supplemental Term Loan shall be paid to Agent, in accordance with Section 2.4, in thirty-six (36) consecutive monthly installments (or earlier, as otherwise provided in this Agreement), commencing on January 1, 2001 and on the first day of each month thereafter, of which (a) the first eighteen (18) installments shall each be in the amount of $140,000, (b) the nineteenth (19th) through thirty-fifth
                  (35th) installments shall each be in the amount of $210,000, and (c) the last and thirty-sixth (36th) installment shall be paid on the Supplemental Term Loan Repayment Date and shall be in the amount of the entire unpaid balance of the Supplemental Term Loan outstanding on the Supplemental Term Loan Repayment Date. Each such principal installment shall be accompanied by a payment of interest in accordance with Section 2.6(a)(i). The Supplemental Term Loan is, and shall be deemed for all purposes to, constitute an Advance and, as such, is being made within the limits of the Maximum Revolving Amount and shall be secured (together with all other Advances) by all of the Collateral and Guarantor Collateral. Notwithstanding the foregoing, solely for the purposes of determining Availability and the amount of Advances that may by borrowed by Borrowers pursuant to this Section 2.1(a), the principal amount of the Supplemental Term Loan at any time outstanding shall be excluded from then outstanding Advances for purposes of determining the amount of Advances that may be made against the Borrowing Base limitation set forth in clause (ii) of this
                  Section 2.1(a)."

                  (b) The last sentence of Section 2.1(a) is hereby amended and restated in its entirety to read as follows:

                           "Amounts borrowed pursuant to this Section 2.1 may be
                  (i) repaid and, subject to the terms and conditions of this Agreement, reborrowed at any time during the term of this Agreement, except that, any amounts repaid in respect of the Supplemental Term Loan cannot be reborrowed as part of the Supplemental Term Loan, and will not be re-advanced by Lenders as part of the Supplemental Term Loan, and (ii) re-advanced by Anker Energy or Marine to other Borrowers and/or to Guarantors if and to the extent permitted by Section 7.13."

         5. Interest.




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         (a) Section 2.6(a)(i) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:


                           "(i) Except as provided in clause (ii) and (vii) below for Loans other than the Term Loan and the Supplemental Term Loan, (A) all Loans (except for the Term Loan and the Supplemental Term Loan) shall bear interest at a per annum rate of one percentage point (1%) above the Reference Rate and (B) the Term Loan and the Supplemental Term Loan shall each bear interest at a per annum rate of two and one-half percentage points (2 1/2%) above the Reference Rate."

         (b) Section 2.6(c) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                                    "(c) Default Rate. Upon the occurrence and
                           during the continuation of an Event of Default, (i) all Loans (except for the Term Loan and the Supplemental Term Loan) shall each bear interest at a per annum rate equal to three (3) percentage points above the Reference Rate, (ii) the Term Loan and the Supplemental Term Loan shall each bear interest at a rate equal to four and one-half (4 1/2) percentage points above the Reference Rate, and (iii) the Letter of Credit fee provided in Section 2.6(b) shall be increased to four (4%) per annum times the amount of the undrawn Letters of Credit from and after the occurrence of an Event of Default."

         (c) Section 2.6(d) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                                    "(d) Minimum Interest. In no event shall the
                           rate of interest chargeable under Section 2.6(a)(i) for any day be less than (i) seven (7%) percent per annum for all Loans other than the Supplemental Term Loan and (ii) eight (8%) percent per annum for the Supplemental Term Loan. To the extent that interest accrued hereunder at the rate set forth in such section would be less than the foregoing minimum daily rate, the interest rate chargeable hereunder for such day automatically shall be deemed increased to the minimum rate."



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         6. Term Extension. Section 3.4(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                                    "(a) This Agreement shall become effective
                           upon the execution and delivery hereof by Borrowers, Borrowers' Agent and the Lender Group and shall continue in full force and effect for a term ending on November 21, 2005 (the "Termination Date"), unless sooner terminated pursuant to the terms hereof."

         7. Early Termination Premium. Section 3.6 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                                    "3.6 Early Termination by Borrowers. The
                           provisions of Section 3.4 that provides for termination of this Agreement by Borrowers only on the Termination Date thereof notwithstanding, Borrowers have the option, at any time upon 45 days prior written notice to Agent, to terminate this Agreement by paying to Agent, for the ratable benefit of the Lender Group, in cash, the Obligations (including an amount equal to 105% of the undrawn amount of the Letters of Credit), in full, together with a premium (the "Early Termination Premium") equal to (a) three and one-half (3 1/2%) percent of the Maximum Amount, as then in effect, if such termination occurs at any time on or prior to November 20, 2001, (b) two and one-half (2 1/2%) percent of the Maximum Amount, as then in effect, if such termination occurs at any time from and after November 21, 2001 through and including November 20, 2002, (c) one and one half (1 1/2%) percent of the Maximum Amount, as then in effect, if such termination occurs at any time from and after November 21, 2002 through and including November 20, 2003, and (d) one half (1/2%) percent of the Maximum Amount, as then in effect, if such termination occurs at any time from and after November 21, 2003 through and including the day immediately prior to the Termination Date; provided, however, that no Early Termination Premium shall be due and payable if this Agreement is terminated solely by reason of replacement of the financing arrangements provided to Borrowers hereunder pursuant to new financing arrangements entered into between Borrowers and Wells Fargo Bank, or its successors."



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         8. Schedule of Litigation. Schedule 5.10 of the Loan Agreement is
hereby deleted in its entirety and Schedule 5.10 attached to this Amendment is hereby substituted therefor.

         9. Automated Collateral Monitoring Project. Section 6.2 of the Loan Agreement is hereby amended by adding the following new sentence at the end of such Section:

                                    "In addition to, and not in limitation of
                           the foregoing, Borrowers will promptly implement and thereafter at all times comply with the requirements of Agent's Automated Collateral Monitoring Project in order to automate Borrowers' submission of its Borrowing Base Certificate to Agent through electronic data files."

         10. Intercompany Loans. Section 7.13(c)(ix) of the Loan Agreement is hereby amended by amending and restating in their entirety clauses (1) and (10) to read as follows:

                           "(1)  Parent  $18,100,000,   plus  the  aggregate
                                         amount   of  costs   and   expenses
                                         (including,   without   limitation,
                                         federal,  state  and  local  taxes)
                                         paid by Parent for its own  account
                                         and   for   the   account   of  its
                                         Subsidiaries as consolidated  group
                                         expenses and the  aggregate  amount
                                         of  distributions  permitted  to be
                                         made by Parent pursuant to Section
                                         7.11



                           "(10)  Juliana Mining
                                  Company, Inc.        $5,800,000 for fiscal
                                                       year 1999,
                                                       $3,000,000 for
                                                       fiscal  year 2000
                                                       and  $500,000 for
                                                       each  fiscal year
                                                       thereafter"

         11. Parent's Use of Proceeds of Supplemental Term Loan. By its signature hereinbelow, Parent covenants and agrees that it will use the proceeds of the Supplemental Term




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Loan (loaned to Parent by Anker Energy and/or by Marine as an Intercompany Loan
pursuant to Section 7.13(c)(ix)), solely for the purpose of paying interest owing by Parent on the Senior Notes and the 1999 Notes on October 1, 2000.

         12. Use of Proceeds. Section 7.17 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                                    "7.17 Use of Proceeds. Use the proceeds of
                           the Advances and the Term Loan made hereunder for any purpose other than (a) on the Closing Date, (i) to repay in full the outstanding Indebtedness owing to the Existing Lenders, and (ii) to pay transactional costs and expenses incurred in connection with this Agreement, (b) subsequent to the Closing Date, for all Loans other than the Supplemental Term Loan, consistent with the terms and conditions hereof, for their working capital and their lawful general corporate purposes in the ordinary course of their respective businesses, and (c) in the case of Anker Energy and Marine, to make Intercompany Loans permitted by Section 7.13, including, without limitation, the loan to Parent of the proceeds of the Supplemental Term Loan for the sole purpose of enabling Parent to fund in part the interest payment owing by Parent on the Senior Notes and the 1999 Notes on October 1, 2000."

         13. Acknowledgment and Waiver of Existing Defaults.

                  (a) Acknowledgment of Events of Default. Borrowers and Guarantors hereby acknowledge and agree that (a) the aggregate value of obsolete, worn-out and/or non-productive Equipment sold and transferred by Borrowers during the current fiscal year has exceeded the amount permitted by
Section 7.4(b) of the Loan Agreement and (b) Anker Energy and/or Marine have made Intercompany Loans to Juliana during the current fiscal year in excess of the amount permitted by Section 7.13(c)(ix) of the Loan Agreement, in each case prior to giving effect to the amendments to such Sections contained in this Amendment. As a result of the foregoing, Events of Default (the "Existing Defaults") have occurred and are continuing under the Loan Agreement.

                  (b) Waiver of Existing Defaults. At the request of Borrowers and Guarantors, the Required Lenders hereby waive the Existing Defaults, provided, however, that nothing contained herein shall constitute a waiver of any other Default or Event of Default that may presently exist or any other Default or Event of Default that may hereafter occur under the Loan Agreement or any other Loan Document, including, without limitation, any Default or Event of Default occurring under Sections 7.4 and/or 7.13(c)(ix) of the Loan Agreement.





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         14. Consents. At the request of Borrowers and Guarantors, A. the
Required Lenders hereby consent to the liquidation by Anker West Virginia of its ownership interest in Summit Energy Group, LLC ("Summit"), and the purchase by Anker West Virginia of the real property in Harrison County, West Virginia previously subleased by Summit from Energysystems, Inc., a West Virginia corporation (the "Harrison County Property"), provided that, Anker West Virginia covenants and agrees that it shall, promptly upon Agent's request, execute and deliver to Agent a Mortgage covering the Harrison County Property, or at Agent's election, an amendment to the existing Mortgage previously granted by Anker West Virginia to the Agent, for the purpose of granting a Lien thereon to Agent, in form and substance satisfactory to Agent, and B. Agent hereby consents to the retention of KPMG by Borrowers and Guarantors as their independent certified public accountants.

         15. Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrowers and Guarantors to Lender Group pursuant to the Loan Documents, each Borrower and Guarantor hereby jointly and severally represents, warrants and covenants with and to Lender Group as follows (which representation, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Loan Documents):

                  (a) No Default or Event of Default exists as of the date of this Amendment after giving effect to the amendments set forth herein.

                  (b) This Amendment has been duly executed and delivered by each Borrower and each Guarantor, and the agreements and obligations of each Borrower and each Guarantor contained herein constitute legal, valid and binding obligations of Borrowers and Guarantors enforceable against each Borrower and each Guarantor in accordance with their respective terms.

                  (c) All of the representations and warranties set forth in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

         16. Fees. In consideration of the Supplemental Term Loan, Borrowers shall pay on the Amendment No. 4 Closing Date A. to Agent, for its own account, an agency fee in the amount of $50,000 and B. to Agent, for the ratable benefit of Lenders, a commitment fee in the amount of $250,000; which fees were earned in full upon execution and delivery by Parent to Agent of the Agent's commitment letter for the Supplemental Term Loan, dated August 23, 2000, and which fees may be charged by Agent, at its option, to any accounts of Borrowers maintained by Agent.




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         17. Conditions Precedent. The consent, waiver and amendments herein shall be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent (the date of satisfaction of such conditions, the "Amendment No. 4 Closing Date"):

                  (a) Agent shall have received an original of this Amendment, duly authorized, executed and delivered by each Borrower, each Guarantor and each Lender;

                  (b) No Default or Event of Default shall have occurred or be continuing;

                  (c) Agent's receipt of an opinion letter of counsel to Borrowers and Guarantors, in form and substance satisfactory to Agent in its sole discretion, including, without limitation, an opinion that the consummation of the transactions contemplated by this Amendment do not violate the terms and conditions of the 1999 Notes, the 1999 Note Indenture or the Intercreditor Agreement executed between the Agent and the 1999 Note Trustee under the 1999
Note Indenture; and

                  (d) The transactions contemplated by this Amendment shall have been consummated on or before October 2, 2000.

         18.      Miscellaneous.

                  (a) Headings. The headings listed herein are for convenience only and do not constitute matters to be considered in interpreting this Amendment.

                  (b) Effect of this Amendment. Except as modified pursuant hereto, the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of a conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control.

                  (c) Governing Law. The validity, interpretation and enforcement of this Amendment shall be governed by the laws of the State of New York.

                  (d) Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be necessary or desirable, as determined by Agent, to effectuate the provisions and purposes of this Amendment.




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                  (e) Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.

                            [SIGNATURE PAGES FOLLOW]









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                                            Very truly yours,

ANKER ENERGY CORPORATION                    ANKER POWER SERVICES, INC.

By: /s/ Bruce Sparks                        By: /s/ B. Judd Hartman
   ----------------------------------------    ---------------------------------

Title: President                            Title: Secretary
      -------------------------------------       ------------------------------

MARINE COAL SALES COMPANY                   BRONCO MINING COMPANY, INC.

By: /s/ B. Judd Hartman                     By: /s/ Bruce Sparks
   ----------------------------------------    ---------------------------------

Title: Secretary                            Title: President
      -------------------------------------       ------------------------------

ANKER WEST VIRGINIA MINING                  VANTRANS, INC.
COMPANY, INC.

By: /s/ B. Judd Hartman                     By: /s/ B. Judd Hartman
   ----------------------------------------    ---------------------------------

Title: Secretary                            Title: Secretary
      -------------------------------------       ------------------------------

PATRIOT MINING COMPANY, INC.                KING KNOB COAL CO., INC.

By: /s/ B. Judd Hartman                     By: /s/ B. Judd Hartman
   ----------------------------------------    ---------------------------------

Title: Secretary                            Title: Secretary
      -------------------------------------       ------------------------------

VINDEX ENERGY CORPORATION                   HEATHER GLEN RESOURCES, INC.

By: /s/ B. Judd Hartman                     By: /s/ B. Judd Hartman
   ----------------------------------------    ---------------------------------

Title: Secretary                            Title: Secretary
      -------------------------------------       ------------------------------

ANKER VIRGINIA MINING COMPANY, INC.         HAWTHORNE COAL COMPANY, INC.

By: /s/ B. Judd Hartman                     By: /s/ B. Judd Hartman
   ----------------------------------------    ---------------------------------

Title: Secretary                            Title: Secretary
      -------------------------------------       ------------------------------

                       [SIGNATURES CONTINUED ON NEXT PAGE]




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                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


JULIANA MINING COMPANY, INC.                UPSHUR PROPERTY, INC.

By: /s/ B. Judd Hartman                     By: /s/ B. Judd Hartman
   --------------------------------------      ---------------------------------

Title: Secretary                            Title: Secretary
      -----------------------------------         ------------------------------

ANKER COAL GROUP, INC.,  as Guarantor       MELROSE COAL COMPANY, INC.
and Borrowers' Agent

By: /s/ Bruce Sparks                        By: /s/ B. Judd Hartman
   --------------------------------------      ---------------------------------

Title: President                            Title: Secretary
      -----------------------------------         ------------------------------

ANKER GROUP, INC.                           NEW ALLEGHENY LAND HOLDING
                                            COMPANY, INC.

By: /s/ Bruce Sparks                        By: /s/ B. Judd Hartman
   --------------------------------------      ---------------------------------

Title: President                            Title: Secretary
      -----------------------------------         ------------------------------

SIMBA GROUP, INC.

By: /s/ Bruce Sparks
   --------------------------------------
Title: President
      -----------------------------------


                       [SIGNATURES CONTINUED ON NEXT PAGE]



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                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


AGREED AND ACKNOWLEDGED:

FOOTHILL CAPITAL CORPORATION  as
Agent and as a Lender

By: /s/ Peter Drooff
   --------------------------------------

Title: Vice President
      -----------------------------------


CONGRESS FINANCIAL CORPORATION

By: /s/ Cindy B. Denbaum
   --------------------------------------
Title: Vice President
      -----------------------------------

SUNROCK CAPITAL CORP.

By: Signature illegible
   --------------------------------------
Title: Vice President
      -----------------------------------

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